Forward Looking Statements

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, among others, the expected growth in the market for safety needle devices worldwide, the effect of certain agreements upon future revenues of the Company, the effect on revenues of moving from a licensing to a manufacturing strategy in certain situations, the launch dates of our licensed products, Medamicus' intent to grow its sales of the Safety Seldinger Introducer Needle, our opportunities abroad, the level of gross margins generated by the sale of certain products, and our efforts to enter into additional collaborative arrangements. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements including lack of demand or low demand for our products, including the safety syringe, the safety dental injector or for safety products generally, production or other delays in the introduction of our products by Becton Dickinson, the degree to which Abbott Laboratories commits resources to our co-promotion efforts, delays in introduction of our licensed products due to manufacturing difficulties or other factors, our inability to license or enter into joint venture or similar collaborative arrangements regarding our other products and other factors discussed in our filings with the Securities and Exchange Commission.





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

Med-Design
Annual Shareholders Meeting


                                                               July 26, 2002




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

Company Overview

Presented by
James Donegan, Chief Executive Officer








                  Med-Design: Launching a New Age in Compliance



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

Med-Design:
Entering New Areas of Safety


Dental
Anesthesiology
Vaccine Delivery
Other Pharmaceutical Products
Blood Access Devices








                                                                             MDC

Med-Design is...

Setting the stage for a watershed era in needlestick safety compliance

Partnering with the industry's top manufacturers and marketers

Producing state-of-the-art safety needle products for all facets of healthcare delivery






                                                                             MDC

BD Integra(TM) Syringe







Launched May 28, 2002                    [GRAPHIC OMITTED]





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



From Royalties to Gross Margin Models


Presented by
Michael Simpson, Chief Strategy Officer





                    Med-Design's Success through Partnerships



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


Partnering to Bring Safety Needle
Products to the Healthcare Market



Licensing Partners
Manufacturing Partners
Marketing Partners
Co-Promotional Partners







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

Current Partnerships

BD

Integra(TM)syringe--launched on May 28, 2002
Insyte AutoGuard Pro(TM) intravenous catheter--introduced in Spring, 2001; clinical evaluations are to be completed soon, with launch to be announced thereafter
Blood collection set--launch date to be set soon

Medamicus
Axia RSN(TM)Safety Seldinger Needle was launched in
 December, 2001
   Product to be used in venous and arterial procedures along with some abdominal access ports




                                                                             MDC

Building Future Growth

Three areas of growth for Med-Design
 Pharmaceutical products--pre-filled injectors
 Anesthesiology--spinal and epidural needles
 Blood access needles--A/V fistula and blood donor

Med-Design will manufacture through partnerships
 Owens-Illinois for pharmaceutical products
 Possibly, Medamicus for anesthesiology and blood access products

Med-Design will market through partnerships
 Abbott for pharmaceutical products
 New partnerships for other products



                                                                             MDC

Importance of these New Products

Relative gross margin per
each unit sold is significantly
higher

Markets are smaller in UNIT
size, easier to penetrate with
a few or one select partner

Defined number of potential
partners

Little competition in this market

                              Relative Gross Margin
   [GRAPHIC OMITTED]          Dollars per Unit

                              Syringe (L)       1.2
                              Seldinger (L)     100
                              Injector (M)      30
                              Anesthes (M)      1000
                              Blood Access (M)



                                                                             MDC

Our Pharmaceutical Products


Safety Pre-Filled Cartridge Injector
Safety Pre-Filled Vial Injector
Safety Pre-Filled Carpule Injector
Safety Dual-chamber Pharmaceutical Injector



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                                                                             MDC

Product Descriptions

Safety Pre-Filled Cartridge Injector
 Co-marketed with Abbott
 Unique and proprietary manufacturing method
 Standard pre-filled cartridge attached to safety injector

Safety Pre-Filled Vial Injector
 Standard vial attached to injector

Safety Carpule Injector
 Standard pre-filled carpules attached to safety injector

Safety Dual-chamber Pharmaceutical Injector
 Unique product separates dry powdered pharmaceutical from liquid. Before use, chambers combine to form injectable drug


                                                                             MDC

Current Status

Development of appropriate manufacturing plan-- critical first step in marketing device to pharmaceutical manufacturers

Each pharmaceutical manufacturer undergoes a
 feasibility study with device
   Test drug compatibility
   Test sterility
   Test market acceptance
   Determine regulatory requirements
   Accept product




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

Current Status

During feasibility process, Med-Design will be paid for activities

Process takes 2-9 months to complete

After completion, pharmaceutical manufacturer commits to purchase

Med-Design is in discussion on its products with several pharmaceutical companies





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

Anesthesiology Products

Spinal and epidural needles for access to spinal column
Very physician sensitive
No known competitive products
Though market is small in units, high price ($5-30) and high gross margin




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

Anesthesiology Status


Seeking FDA 510(k) clearance late `02
 Improves opportunity to complete partnership

Establish manufacturing
 Similar technology to Seldinger needle licensed to
  Medamicus
 Medamicus probable manufacturer

Aggressively attract partners
 Potential marketing partners:  Arrow, B Braun,
  Ballard, BD, others
 Distribution partners



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

Blood Access Products

A/V Fistula Needle Set used in dialysis
Blood Donor Needle Set used for blood transfusions
User sensitive
Limited to no competition at this time



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

Blood Access Status

Seeking FDA 510(k) clearance early `03
 Improves opportunity to complete partnership

Establish manufacturing
 Similar technology to Seldinger needle licensed to
  Medamicus
 Medamicus probable manufacturer

Seek partnerships with major marketers of these products



                                                                             MDC

Operational Update


Presented by
David Dowsett, Chief Operating Officer




                 Managing the Transition to Gross Margin Models


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

Operational Update:
Gearing up for Launches


New Core Competencies--developing the resources to
 meet our goals
  Knowledgeable staff manage external partnerships
Safety Dental Cartridge Injector
 Launch status--early 2003
Abbott
 Continuing progress with co-marketing
Future Activities-- flexibility of targeting specific growth opportunities with one of two models:
  External licensing
  Internal gross margin




                                                                             MDC

New Core Competencies
at Med-Design

Contract manufactured products have required an upgrade in skills in several functional areas.

Hired new Operations Director to coordinate manufacturing strategy, capital expenditure and production ramp-up.

Added experience in regulatory affairs for FDA submissions and future certifications and product registrations - compliance with FDA regulations is mandatory and an area of focus for Med-Design.



                                                                             MDC

New Core Competencies
at Med-Design


Implementing new internal quality system policies and procedures and training modules.

Adding quality planning, statistical analysis and vendor audit capabilities.\

ALL skill enhancements are necessary, will improve
 Med-Design's ability to bring high quality products to the safety device marketplace in a timely manner.

Will continue to supplement internal competencies by outsourcing in specific operational areas as necessary.



                                                                             MDC

Safety Dental Injector



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                                                                             MDC

First Med-Design Contract-Manufactured Product

Provides a Gross Margin Opportunity at 20-30X the Revenue we Receive from Licensing


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

Safety Dental Injector

Design of the one-handed safety dental injector for use in the delivery of oral anesthetics is complete.

Design verification/validation underway--will be completed September, 2002.

Simulated use study at University of Pacific Dental
 School to finish August, 2002.

Favorable pre-clinical feedback among dental researchers and end users.






                                                                             MDC

Safety Dental Injector

Production ramp-up underway at contract
 manufacturer Owens-Illinois.

Based in Toledo, OH, Owens-Illinois is one of the world's leading healthcare production and packaging companies.

Capital expenditure will begin with 4-cavity manual assembly and move to 32-cavity full automation.



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

Safety Dental Injector

PRODUCT LAUNCH TIMETABLE:

   FDA 510(k) Submission--Fall, 2002
   FDA 510(k) Concurrence--Winter, 2002
   Product Launch--Early 2003




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                                                                             MDC

Safety Dental Injector

Product to be distributed by Sultan Chemists, Englewood, NJ, a leader in Infection Control and Oral
 Therapeutics.

Sultan will promote through their extensive network directly to dentists and through established distributors.

With a market opportunity of 75,000,000 units, Sultan is targeting 10% market share in 2-3 years.




                                                                             MDC

Operational Support
of Future Growth Opportunities

Engineering and Design groups continue to investigate innovative concepts for safety devices.

Thousands of models of the pre-filled cartridge injectors and pre-filled dental injectors have been sent to prospective partners for review

We are currently developing prototypes for applications in:
 Specialized Vascular Access
 Anesthesia
 Dialysis
 Pharmaceuticals



                                                                             MDC

Financial Update

Presented by
Lawrence Ellis, Chief Financial Officer



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                                                                             MDC

Financial Update

Financial Highlights
NOL Update
Financial Outlook 2002







                                                                             MDC

Med-Design:
Accountable to its Shareholders

Audit Committee
Internal Controls
Special Purpose Entity
Critical Account Policy
Stock Based Compensation



                                                                             MDC

2002 and Beyond

Presented by
James Donegan, Chief Executive Officer



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

Med-Design:
From R&D to Revenue-Generation

2003 will mark the turning point
Revenues derived from partnerships
New areas of growth
First contract-manufactured product




                                                                             MDC

Med-Design
Annual Shareholders Meeting

                                                                   July 26, 2002



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                                                                             MDC

Slide 3

Jim:

Med-Design Corporation is at the forefront of a new age in compliance, in which effective safety needle products will be the standard across the healthcare landscape.


Slide 4

Jim:

In 2001, Med-Design continued to mature as a leader in the design and development of safety engineered needle products in new, key areas including dental, anesthesiology, vaccine delivery, other pharmaceutical products, and blood access devices.

Slide 5

Jim:
In 2001, we continued to explore opportunities for our products through licensing and other types of alliances.

The year was highlighted by the completion of a co-promotion agreement with Abbott Laboratories to co-market Med-Design's Pre-filled Cartridge Injector to domestic and international pharmaceutical companies.

Med-Design also completed a license agreement with Medamicus to manufacture and distribute the Safety Seldinger Needle into the arterial access market.

In the first quarter of 2002, Med-Design successfully completed a $15,000,000 private placement of its common stock with proceeds to the Company of approximately $14,200,000. The funds provide working capital for equipment to manufacture the Safety Dental Pre-filled Cartridge Injector.

Slide 6

Jim:

The long awaited launch of BD's Integra(TM) Syringe finally came to fruition on May 28, 2002. After a large-scale ramp-up, the Integra(TM) is now on the market for commercial use and is royalty bearing to Med-Design.

In recent news, I'm sure you are aware that Med-Design announced last Friday our decision to initiate an arbitration process as provided for in the Agreement between Med-Design and BD to decide the royalty rate owed to us for the BD Integra(TM) Syringe. The executive management of Med-Design made the determination after several meetings with BD, which did not lead to a satisfactory conclusion regarding the royalty rate.

Our intellectual property counsel is confident that Med-Design will prevail in the arbitration, and we are doing everything in our power to promote a speedy resolution.

And now I would like to re-introduce Michael Simpson, our Chief Strategy Officer who will review our strategic alliances.

Slide 19

Michael:

And now David Dowsett, Chief Operating Officer will review regulatory and operational issues facing the Company.

Slide 30

David:

And now Larry Ellis, Chief Financial Officer, will give the financial report.

Slide 33

Larry:

At this point I would like to re-introduce our Chief Executive Officer, James Donegan, who will give us a glimpse into what's ahead for Med-Design.

Slide 34

Jim:
As we look forward to the next two quarters of 2002 and beyond, we are building on a foundation of well-designed products and well-chosen partnerships. Our licensing relationships have been the bread and butter of our business strategy and will continue to produce an on-going stream of revenue.

In addition, shareholders and management alike can look forward to additional sources of revenue from our contract manufacture and marketing alliances.

We have listened to the pharmaceutical industry's needs. We have listened to the dentists, the anesthesiologists and the health care workers. Our products are designed to meet the needs of these professionals.

This strategy has led us to our first contract-manufactured product -- the safety dental injector -- and opened up the gross margin opportunity we had been seeking.

Slide 35

Jim:
As more and more of the products we have described are introduced to the market, as healthcare workers become more accustomed to using and requesting quality safety needles, we will see Med-Design make the full transition from a research, design and product development company to a revenue generating company as well.

We know that the past year's stock market has tried the patience of even the most devoted investor, and we thank you for your support and your loyalty. It is our intention that you be rewarded for your belief in Med-Design.

With our expanded line of products, internal capabilities and external partnerships, we are better positioned than ever to take advantage of the worldwide safety needle market, estimated to reach $5 billion within the next 6 to 8 years.

To the partners who manage our products with care; To the partners who market our safety designs to providers; and To you, the partners who invest in our growth, We thank you.
(Pause for questions and discussion)

Question to Mr. Donegan: What effect will the outcome of the arbitration with BD have on the royalties to be received by the Company?

Mr. Donegan: The higher royalty rate is about four times greater than the lower royalty rate.